Exhibit 99.3

(Furnished herewith)

4Q 2018 Earnings Call 21 November 2018 26

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures on an historical and forecasted basis: adjusted net income and adjusted diluted EPS. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these historical and forecasted non-GAAP financial measures to the most directly comparable historical and forecasted GAAP financial measures and other important information. 27

2018 Overview ($ millions except where noted) Fiscal 2018 Fiscal 2018 vs. Fiscal 2017 Net Sales & Revenues $37,358 26% Net Sales (equipment operations) $33,351 29% Net Income (attributable to Deere & Company) $2,368 10% Adjusted Net Income (attributable to Deere & Company) $3,073* 42% Diluted EPS ($ per share) $7.24 8% Adjusted Diluted EPS ($ per share) $9.39* 41% * Excludes unfavorable tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~ $704 million; for reconciliation to GAAP see slide 45. Note: Wirtgen’s results were included in the Company’s consolidated financial statements beginning on the acquisition date of 1 December 2017. The results are incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. 28

($ millions except where noted) 4Q 2018 4Q 2018 vs. 4Q 2017 Net Sales & Revenues $9,416 17% Net Sales (equipment operations) $8,343 18% Net Income (attributable to Deere & Company) $785 54% Adjusted Net Income (attributable to Deere & Company) $748* 47% Diluted EPS ($ per share) $2.42 54% Adjusted Diluted EPS ($ per share) $2.30* 47% 4Q 2018 Overview Note: Wirtgen’s results were included in the Company’s consolidated financial statements beginning on the acquisition date of 1 December 2017. The results are incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. * Excludes favorable tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~ $37 million; for reconciliation to GAAP see slide 45. 29

4Q 2018 Overview Equipment Operations 4Q 2018 vs. 4Q 2017 Net Sales 18% Price realization Currency translation Wirtgen 2 points 3 points 11 points 30

Worldwide Agriculture & Turf 4Q 2018 Overview ($ millions) 4Q 2018 4Q 2018 vs. 4Q 2017 Net Sales $5,605 3% Operating Profit* $567 5% *4Q 2018 operating profit impacted by: Production costs Foreign currency exchange Research & development costs + Shipment volumes + Price realization 31

U.S. Principal Crop Cash Receipts *USDA Aid includes only the ~$4.7B crop aid payment Note: USDA authorized a one-time $12B aid package to assist farmers from the trade dispute impact. The first tranche of $6B has been authorized with $4.7B to be distributed to farmers via direct payment. Source: Deere forecast, October 2018 (based on USDA aid disbursement pace, expect majority of the payment will be made in 2018 calendar year) 32 0 20 40 60 80 100 120 140 160 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F 2018F 2019F $ Billions Food Grains Feed Crops Cotton Oil Crops USDA Aid*

Global Stocks-to-Use Ratios Source: USDA, 8 November 2018 Cotton Wheat Corn Soybeans 33 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1994 1997 2000 2003 2006 2009 2012 2015 2018P Cotton Ratios

Precision Ag & Crop Care John Lagemann Senior Vice President, Ag & Turf Sales and Marketing 34

Evolution of Agriculture in Brazil and Deere Source: CONAB, Safras – Series Historicas, Deere & Company forecast DE acquires 20% of SLC combine manufacturer DE acquires 100% of SLC Bank Operations launched DE begins tractor assembly at combine plant Inauguration of Montenegro tractor factory 37 62 38 229 Area +70% Production +500% Localization of sprayers in Catalão 35 0 0.05 0.1 0.15 0.2 0.25 0.3 0.35 0 50 100 150 200 250 Area (M ha) Production (M Ton) Deere Tractor Market Share

Fiscal 2019 Forecast U.S. and Canada Ag Flat to up 5% EU 28 Ag ~ Flat South America Ag (tractors and combines) Flat to up 5% Asia Ag Flat to slightly down U.S. and Canada Turf and Utility Flat to up 5% Agriculture & Turf Industry Outlook Source: Deere & Company forecast as of 21 November 2018 36

Worldwide Agriculture & Turf Deere & Company Outlook Fiscal 2019 Forecast Net Sales ~ 3% Currency translation ~ 2% Source: Deere & Company forecast as of 21 November 2018 37

($ millions) 4Q 2018 4Q 2018 vs. 4Q 2017 Net Sales $2,738 65% Operating Profit* $295 243% Worldwide Construction & Forestry 4Q 2018 Overview *4Q 2018 operating profit impacted by: + Wirtgen + Shipment volumes + International operations impairment last year + Price realization + Warranty expenses Production costs 38

Fiscal 2019 Forecast GDP Growth Housing Starts (thousands) Total Construction Investment Government Construction Investment Global Transportation Investment Crude Oil Price Worldwide Construction & Forestry U.S. Economic Indicators Source: IHS Markit, Calendar Year Estimates – October 2018 39

Fiscal 2019 Forecast* Net Sales ~ 15% Currency translation Wirtgen ~ 2 points ~ 5 points Worldwide Construction & Forestry Deere & Company Outlook * Includes 12 months of Wirtgen sales, vs 10 months in fiscal 2018 Source: Deere & Company forecast as of 21 November 2018 40

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.17% 15 Year Average Source: Deere & Company forecast as of 21 November 2018 41 0.0% 0.5% 1.0% 1.5% 2.0% 1993 1995 1997 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F

Worldwide Financial Services ($ millions) 4Q 2018 Fiscal 2018 Fiscal 2019 Forecast Net Income (attributable to Deere & Company) $261 $942 ~ $630 Adjusted Net Income (attributable to Deere & Company) $153* $601* Source: Deere & Company forecast as of 21 November 2018 * Excludes favorable tax reform related net deferred tax liability remeasurement and deemed earnings repatriation tax of ~$109 million in the quarter, ~ $341 million for the full year. 42

Consolidated Trade Receivables & Inventory ($ millions) Fiscal 2018* Previous Forecast* Agriculture & Turf $963 ~ $300 Construction & Forestry $2,362 ~ $2,125 Total (as reported) $3,325 ~ $2,425 Total (constant exchange) $3,500 ~ $2,525 * Change at 28 October 2018 vs. 29 October 2017 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company previous forecast as of 17 August 2018 43

($ millions) 4Q 2018 Fiscal 2018 Fiscal 2019 Forecast COS (percent of Net Sales) 76% 77% ~75% Research and Development 18% 21% ~ 6% SA&G Expense 8% 15% ~ 7% Source: Deere & Company forecast as of 21 November 2018 (previous forecast as of 17 August 2018) Cost and Expenses Equipment Operations 44

4Q 2018 Fiscal 2018 Previous Forecast Fiscal 2019 Forecast Effective Tax Rate 34% 57% ~ 55% 25-27% Income Taxes Equipment Operations Source: Deere & Company forecast as of 21 November 2018 (previous forecast as of 17 August 2018) 45

Net Operating Cash Flows Equipment Operations Fiscal 2019 Forecast ~ $4.8 billion * Includes impact of voluntary contribution to Pension/OPEB; previous forecast ~ $3.5 billion Note: 2010-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 21 November 2018 (previous forecast as of 17 August 2018) 46 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 2010 2011 2012 2013 2014 2015 2016 2017 2018* 2019F $ Millions

Source: Deere & Company forecast as of 21 November 2018 ($ billions except where noted) Fiscal 2019 Forecast Net Sales (equipment operations) ~ 7% Price realization Currency translation Wirtgen ~ 3 points ~ 2 points ~ 2 points Net Income (attributable to Deere & Company) ~ $3.6 Deere & Company Outlook Fiscal 2019 Forecast 47

Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–4Q 2018: Cumulative cost of repurchases $17.4 billion Shares repurchased 251.0 million December 2013 authorization of $8 billion: Amount remaining $2.3 billion 28 October 2018 period ended basic shares 318.5 million 4Q 2018 average diluted shares 324.7 million Share Repurchase 36% net share reduction since 2004 48 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2004 2006 2008 2010 2012 2014 2016 2018 $ Billions Millions of Shares* Shares Repurchased Amount Spent

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Appendix 50

($ millions) Fiscal 2018 Fiscal 2019 Forecast Capital Expenditures $893 ~ $1,150 Depreciation & Amortization $974 ~ $1,050 Pension/OPEB Expense $6 ~ $120 Pension/OPEB Contributions $1,426 ~ $200 Other Information Equipment Operations Source: Deere & Company forecast as of 21 November 2018 51

Source: USDA, 8 November 2018 U.S. Farm Commodity Prices 52 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2005 2007 2009 2011 2013 2015 2017 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans

28 U.S. Farm Cash Receipts $0 $100 $200 $300 $400 $500 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019F $ Billions Crops Livestock Government Payments USDA Aid* *USDA Aid includes only the ~$4.7B crop aid payment Note: USDA authorized a one-time $12B aid package to assist farmers from the trade dispute impact. The first tranche of $6B has been authorized with $4.7Bto be distributed to farmers via direct payment. Source: 2001–2017: USDA, 30 August 2018 2018F–2019F: Deere & Company forecast as of 21 November 2018 (based on USDA aid disbursement pace, expect majority of payment to be made in 2018) 53

Economic Update EU 28 Source: EU Com, LTO, October 2018 Deere & Company forecast as of 21 November 2018 54 € 120 € 180 € 240 € 300 € 360 € 420 € 220 € 270 € 320 € 370 € 420 € 470 2009 2012 2015 2018F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg

Economic Update Brazil 9.5% 7.5% Eligible Finance Rates for Agriculture Equipment Note: PSI-FINAME was key credit line for machinery acquisition 2011-2014; Moderfrota is currently the most attractive government subsidized credit line Source: ABIMAQ (Brazilian Association of Machinery & Equipment) and BNDES 55 0% 2% 4% 6% 8% 10% 12% 2011 2012 2013 2014 2015 2016 2017 2018 Farmers with Annual Revenues ?R$90M Farmers with Annual Revenues >R$90M All Farmers

October 2018 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 8% More than the industry 2WD Tractors (40 < 100 PTO hp) 5% More than the industry 2WD Tractors (100+ PTO hp) 2% Low single digit 4WD Tractors 3% More than the industry Combines 5% Single digit Deere Dealer Inventories*** U.S. and Canada Ag 2018 2017 2WD Tractors (100+ PTO hp) 32% 25% Combines 8% 5% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 56

Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Double digits Construction & Forestry First-in-the-Dirt Settlements Double digits Double digits October 2018 Retail Sales (Rolling 3 Months) Retail Sales EU 28 Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports 57

Supplemental Statement of Consolidated Income Information Reconciliation of GAAP to Non-GAAP Financial Measures In addition to reporting financial results in conformity with accounting principles generally accepted in the United States (GAAP), the company also discusses non-GAAP measures that exclude adjustments related to U.S. tax reform. Net income attributable to Deere & Company and diluted earnings per share measures that exclude this item are not in accordance with nor a substitute for GAAP measures. The company believes that discussion of results excluding this item provides a useful analysis of ongoing operating trends. The table below provides a reconciliation of the non-GAAP financial measure with the most directly comparable GAAP financial measure for the three months and twelve months ended October 28, 2018. (Millions, except per-share amounts) (Unaudited) 58

Deere & Company’s 1Q 2019 earnings call is scheduled for 9:00 a.m. central time on Friday, 15 February 2019 59